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EXHIBIT 23.2

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 25, 2003, in the Registration Statement (Form S-1) and related Prospectus of Medis Technologies Ltd. dated June 10, 2004.

June 10, 2004	Ernst & Young LLP
New York, New York

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT AUDITORS